Exhibit 32.1

CERTIFICATION

I, Peter Maag, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of CareDx, Inc.

Date: August 28, 2014	By:	/s/ Peter Maag
Peter Maag
President and Chief Executive Officer
(Principal Executive Officer)